Investor Presentation January 2018

IEC ELECTRONICS 2018© 2 Cautionary Note Regarding Forward-Looking Statements References in this report to “IEC,” the “Company,” “we,” “our,” or “us” mean IEC Electronics Corp. and its subsidiaries except where the context otherwise requires. This presentation contains forward-looking statements. In some cases, you can identify forward-looking statements by terms such as “may,” “will,” “should,” “expects,” “plans,” “anticipates,” “could,” “intends,” “targets,” “projects,” “contemplates,” “believes,” “estimates,” “predicts,” “potential” or “continue” or the negative of these terms or other similar expressions. These forward-looking statements include, but are not limited to, statements regarding future sales and operating results, future prospects, the capabilities and capacities of business operations, any financial or other guidance and all statements that are not based on historical fact, but rather reflect our current expectations concerning future results and events. The ultimate correctness of these forward-looking statements is dependent upon a number of known and unknown risks and events and is subject to various uncertainties and other factors that may cause our actual results, performance or achievements to be materially different from any future results, performance or achievements expressed or implied by these forward-looking statements. The following important factors, among others, could affect future results and events, causing those results and events to differ materially from those views expressed or implied in our forward-looking statements: litigation; business conditions and growth or contraction in our customers’ industries, the electronic manufacturing services industry and the general economy; variability of our operating results; our ability to control our material, labor and other costs; our dependence on a limited number of major customers; the potential consolidation of our customer base; availability of component supplies; dependence on certain industries; variability and timing of customer requirements; technological, engineering and other start-up issues related to new programs and products; uncertainties as to availability and timing of governmental funding for our customers; the impact of government regulations, including FDA regulations; the types and mix of sales to our customers; intellectual property litigation; our ability to maintain effective internal controls over financial reporting; unforeseen product failures and the potential product liability claims that may be associated with such failures; the availability of capital and other economic, business and competitive factors affecting our customers, our industry and business generally; failure or breach of our information technology systems; and natural disasters. Any one or more of such risks and uncertainties could have a material adverse effect on us or the value of our common stock. For a further list and description of various risks, relevant factors and uncertainties that could cause future results or events to differ materially from those expressed or implied in our forward-looking statements, see our Annual Report on Form 10-K, our Quarterly Reports on Form 10-Q and our other filings with the Securities and Exchange Commission (the “SEC”). All forward-looking statements included in this presentation are made only as of the date indicated or as of the date of this presentation. We do not undertake any obligation to, and may not, publicly update or correct any forward-looking statements to reflect events or circumstances that subsequently occur or which we hereafter become aware of, except as required by law. New risks and uncertainties arise from time to time and we cannot predict these events or how they may affect us and cause actual results to differ materially from those expressed or implied by our forward-looking statements. Therefore, you should not rely on our forward-looking statements as predictions of future events.

IEC ELECTRONICS 2018© Electronics Manufacturing Service Provider 100% US Manufacturing Life-Saving and Mission Critical Products Partner to Fortune 500 Companies in Regulated Markets

IEC ELECTRONICS 2018© 4 IEC Electronics Snapshot NYSE American Symbol: IEC Founded: 1966 Employees: 565 Locations: Newark, NY (HQ) Rochester, NY Albuquerque, NM Market Cap: $40.79M1 Shares Outstanding: 10.2 million (as of 9/30/17) Fiscal Year End: September 30 Net Sales: $96.4M Gross Profit %: 11.7% 9.6%2 EBITDA: $3.6M EBITDA Margin: 3.7% 2.6 to 5.7%3 Providing Electronic Manufacturing Solutions For Life-Saving and Mission Critical Products Financial Highlights Industry Avg FY 2017 1 Source: Yahoo Finance 1/25/18 Business Overview 2 Source: Yahoo Finance as of November 2017 3 Source: Lincoln International Stock Index EMS Q4 2017

IEC ELECTRONICS 2018© 5 Electronics Manufacturing Landscape $425B Outsourced to Contract Manufacturers Electronics Product Assembly $1.4 Trillion2 80% is Consumer Based High Volume Products $40B Outsourced in the United States 2 Worldwide Electronics Manufacturing Services Market – 2017 Edition Our Target Markets ~$18B within the Americas

IEC ELECTRONICS 2018© Aerospace & Defense Medical Industrial Our Target Markets $3.1B TAM5 4.3% CAGR $6.0B TAM5 5.8% CAGR $8.8B TAM5 5.9% CAGR Highly Regulated Markets High Switching Costs 5 Represented by revenue observed in 2016 for contract manufacturers in the Americas. Ref. Worldwide Electronics Manufacturing Services Market – 2017 Edition

IEC ELECTRONICS 2018© 6Source: Yahoo Finance as of November 2017 Outperforming Average Industry GM Consumer, Computing, Auto Portfolio Mix Medical, Industrial, Aerospace & Defense 18% 14% 10% 6% Mixed Portfolio High Concentration High Concentration G ro ss Ma rgi n ( T TM )6 ; Sparton’s margin reflects only its MDS segment

IEC ELECTRONICS 2018© 52% 18% 28% • Missile Launch Platforms • Encrypted Communication Systems • Targeting & Surveillance Systems Aerospace & Defense Our 2017 Portfolio • Resuscitation Systems • Surgical Navigation Systems • Infusion Delivery Systems Medical • Semi-conductor Manufacturing Equipment • Locomotive Tracking & Asset Monitoring Industrial Representative Customers

IEC ELECTRONICS 2018© Minimize Supply Chain Risk Solve Challenges Deliver Solutions Our Value Proposition

IEC ELECTRONICS 2018© Printed Circuit Board Assembly Interconnect Solutions Precision Metalworking Our Value Proposition Minimize Supply Chain Risk • Vertical Manufacturing • Control Cost, Quality, and Lead Time for Key Commodities

IEC ELECTRONICS 2018© Design & Test Engineering Analysis & Testing Laboratory Solve Challenges • Specialize in High Complexity Electronics and Full System Assemblies • Develop Customized Stress Testing Platforms to Simulate a Product’s End Application • Laboratories to Perform Counterfeit Component Detection & Complex Failure Analysis Our Value Proposition

IEC ELECTRONICS 2018© Full System Assembly Deliver Solutions • Broad array of manufacturing solutions • Full System Assembly & Custom Configuration • Logistics and Fulfillment Directly to the End Customer Our Value Proposition

IEC ELECTRONICS 2018© $0 $50 $100 $150 $200 $250 Peak Sales $260M Consumer/Computer Products Sales erode to $19M due to off-shoring Company repositioned to support highly regulated, complex products Several acquisitions made to expand capabilities IEC Electronics ranked #3 in Forbes Top 100 Best Small Companies List Our Business Sa les ( M ) Note: Results from continuing operations excludes revenues of Southern California Braiding divested July 2015

IEC ELECTRONICS 2018© -$15 -$10 -$5 $0 $5 2013 2014 2015 2016 2017 2013 to 2015 Net Income Loss of $35M • Underperformance with previous management • Profit Erosion February 2015 Turnaround Begins • Jeff Schlarbaum returns to Company as new CEO • Divested underperforming business unit 2016 Return to Profitability • Strengthened balance sheet and operational excellence • Generated $9.4M EBITDA or 7.4% EBITDA Margin7 2017 Bridge Year • Effectively managed through volume reduction from certain key customers • Maintained gross margins consistent with industry average • Rebuilt new customer sales funnel Our Business Net Income ($M) 7 EBITDA and EBITDA Margin are Non-GAAP Measures. Reconciliation of GAAP to Non-GAAP measures can be found at the end of this presentation.

IEC ELECTRONICS 2018© Key Priorities for Turnaround FY2016 Generated $9.4M EBITDA or 7.4% EBITDA Margin8 57% Reduction of Net Debt Since Change of Control Rebuilt new customer sales funnel 8 EBITDA and EBITDA Margin are Non-GAAP Measures. Reconciliation of GAAP to Non-GAAP measures can be found at the end of this presentation.

IEC ELECTRONICS 2018© The Path To Growth Focus on Target Markets/Customers Drive Sales Conversions Continued Operational Excellence

IEC ELECTRONICS 2018© The Path To Growth Focus on Target Markets/Customers • Deliberate focus on the right customers • Complex, highly engineered products • Long-term, strategic partners • Product life-cycles contribute to longer term relationships • 100% US Based Manufacturing Advantages • Aerospace & Defense requires domestic manufacturing partners for many products • Intellectual property protection • “Local” manufacturing for high mix, higher margin programs

IEC ELECTRONICS 2018© • Expand Opportunities with Existing Customers • Foundations of trust have been re-established • Financial health of IEC • Operational execution • Brisk rate of new programs being awarded over the last 6 months • Rebuilt New Business Pipeline • Non-existent in 2015 • Restructured sales and marketing platform in 2017 • Robust sales opportunity funnel Drive Sales Conversions The Path To Growth

IEC ELECTRONICS 2018© $54M $72M ~$90M 9/30/16 9/30/17 12/6/17 Increasingly Robust Pipeline of New Business Opportunities Drive Sales Conversions The Path To Growth Reported Backlog

IEC ELECTRONICS 2018© Continued Operational Excellence • High Customer Satisfaction Levels • Flexibility and responsiveness are critical contributors The Path To Growth

IEC ELECTRONICS 2018© Value Proposition Resonates with Fortune 500 Customers Solid Organization with Proven Industry Veterans Leading Key Positions Industry Leading EMS Business Fundamentals Transitioning into a Growth Company Key Takeaways

Thank you

IEC ELECTRONICS 2018© 23 Reconciliation of U.S. GAAP to Non-GAAP Measures In thousands. Individual line items per Form 10-K Twelve Months Ended September 30, 2017 Twelve Months Ended September 30, 2016 Net Income $ 81 $ 4,786 Interest 917 1,392 Taxes 62 70 Depreciation & Amortization 2542 3,106 EBITDA (Non-GAAP) $ 3,602 $ 9,354 In thousands. Individual line items per Form 10-K Twelve Months Ended September 30, 2017 Twelve Months Ended September 30, 2016 Net Sales $ 96,455 $ 127,010 EBITDA (Non-GAAP) 3,602 9,402 EBITDA Margin (Non- GAAP) 3.7% 7.4% Appendix A